UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

Everi Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100 Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 13, 2017, Everi Holdings Inc. (the “Company”), and its wholly owned subsidiary, Everi Payments Inc., entered into a First Amendment (the “Amendment”) to the Credit Agreement dated as of May 9, 2017 (as amended, the “Credit Agreement”). Per the terms of the Amendment, the interest rate on the $818.0 million outstanding balance of the senior secured term loan under the Credit Agreement was reduced by 100 basis points to LIBOR + 3.50% from LIBOR + 4.50% with the LIBOR floor unchanged at 1.00%. The senior secured term loan under the Credit Agreement will be subject to a prepayment premium of 1.00% of the principal amount repaid for any voluntary prepayment or mandatory prepayment with proceeds of debt that has a lower effective yield than the repriced term loan or any amendment to the repriced term loan that reduces the interest rate thereon, in each case, to the extent occurring within six months of the effective date of the Amendment. The maturity date for the Credit Agreement remains May 9, 2024, and no changes were made to the financial covenants or other debt repayment terms.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Items

The Company issued a press release on November 13, 2017 announcing the repricing of the senior secured term loan under the Credit Agreement. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, dated as of November 13, 2017, by and among Everi Payments Inc., Everi Holdings Inc., Everi Games Holding Inc., Everi Games Inc., Everi Interactive LLC, Central Credit, LLC and GCA MTL, LLC, the lenders signatory thereto and Jefferies Finance LLC, as administrative agent.
99.1	Press Release of Everi Holdings Inc. dated November 13, 2017.

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, dated as of November 13, 2017, by and among Everi Payments Inc., Everi Holdings Inc., Everi Games Holding Inc., Everi Games Inc., Everi Interactive LLC, Central Credit, LLC and GCA MTL, LLC, the lenders signatory thereto and Jefferies Finance LLC, as administrative agent.
99.1	Press Release of Everi Holdings Inc. dated November 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: November 13, 2017	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Corporate Finance and Chief Accounting Officer

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